SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) March 15, 2005
                 -----------------------------------------------


                             Commerce Bancorp, Inc.
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             (Exact name of registrant as specified in its charter)


    New Jersey                       1-12609                  22-2433468
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 (State or other jurisdiction      (Commission            (I.R.S. Employer
   of incorporation)               File Number)           Identification No.)


Commerce Atrium, 1701 Route 70 East, Cherry Hill, NJ              08034-5400
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    (Address of principal executive office)                       (Zip Code)


Registrant's telephone number, including area code  856-751-9000
                                                   -----------------------------


                                       N/A
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         (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         ___ Written communication pursuant to Rule 425 under the Securities Act
             (17 CFR 230.425)

            Soliciting material pursuant to Rule 14a-12 under the Exchange Act ___ (17 CFR 240.14a-12)

            Pre-commencement communications pursuant to Rule 14d-2(b) under the
         ___ Exchange Act (17 CFR 240.14d-2(b))

            Pre-commencement communications pursuant to Rule 13e-4(c) under the
         ___ Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On March 15, 2005, the Board of Directors of Commerce Bancorp, Inc. (the "Company") approved the following recommendations of the Compensation
Committee:

     o    Board Compensation for Service on the Board and Its Committees:

          -    Annual cash retainer of $35,000;

          -    Attendance per meeting $1,500;

          - Grant of options to purchase 7,500 shares of the Company's common stock (1);

          -    Annual retainer of $30,000 to the Chair of the Audit Committee;

          - Annual retainer of $30,000 to the Chair of the Nominating and Governance Committee; and

          -    Annual retainer of $15,000 to the Chair of the Compensation
               Committee.

     o    2004 Bonuses for Certain Executive Officers:


------------------------------ ------------------------------------ ------------------- ----------------------
            Name                              Title                     Cash Bonus      Stock Option Grants(1)
------------------------------ ------------------------------------ ------------------- ----------------------
Vernon W. Hill, II             Chairman, President and Chief                $1,250,000                200,000
                               Executive Officer

Robert D. Falese, Jr.          President, Commercial & Investment             $250,000                100,000
                               Banking

Dennis M. DiFlorio             President, Retail/Support                      $250,000                100,000

George E. Norcross, III        Chairman & Chief Executive                     $300,000                100,000
                               Officer, Commerce Insurance
                               Services, Inc.

Peter Musumeci                 Executive Vice President,                      $100,000                 50,000
                               Credit/Loan Admin

     o    2005 Base Salaries of Certain Executive Officers:

--------------------------------------- -------------------------------------- --------------------------------
                 Name                                   Title                            Base Salary
--------------------------------------- -------------------------------------- --------------------------------
Vernon W. Hill, II                      Chairman, President and Chief                               $1,000,000(2)
                                        Executive Officer

Robert D. Falese, Jr.                   President, Commercial & Investment                            $900,000
                                        Banking

Dennis M. DiFlorio                      President, Retail/Support                                     $900,000

George E. Norcross, III                 Chairman & Chief Executive Officer,                           $950,000
                                        Commerce Insurance Services, Inc.

Peter Musumeci                          Executive Vice President,                                     $650,000
                                        Credit/Loan Admin


--------
(1) Grants made at exercise price of $31.38 per share, the market price on the date of grant.

(2) The Compensation Committee and Senior Management have recommended that, on a going-forward basis, the Company's Executive compensation should be more incentive-based; and, as an initial step in that process, the CEO's base salary was reduced to $1,000,000.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





Date: March 17, 2005                COMMERCE BANCORP, INC.

                                     By:  /s/ DOUGLAS J. PAULS
                                          -------------------------
                                          Douglas J. Pauls
                                          Senior Vice President and Chief
                                          Financial Officer


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